UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2012 (June 1, 2012)

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by LRR Energy, L.P. (the “Partnership”) on June 4, 2012 in connection with its acquisition on June 1, 2012 of certain oil and natural gas properties located in the Permian Basin region of New Mexico and onshore Gulf Coast region of Texas (the “Acquisition”).

The Current Report on Form 8-K filed on June 4, 2012 is being amended by this Amendment No. 1 to amend Item 9.01 (a) and (b) because the Partnership has determined that the Acquisition is insignificant for the purposes of Rule 3-05 and Article 11 of Regulation S-X, and therefore the Partnership is not required to provide financial statements and pro forma financial information with respect to the Acquisition.

No other amendments to the Form 8-K filing on June 4, 2012 are being made by this Amendment No. 1.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not required.

(b)  Pro forma financial information.

Not required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: June 11, 2012	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer
and Secretary